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                                                                   Exhibit 10.27

                            PRIME GROUP REALTY TRUST

                            12,380,000 COMMON SHARES(1)
                             OF BENEFICIAL INTEREST

                             UNDERWRITING AGREEMENT


                                                      November 11, 1997


PRUDENTIAL SECURITIES INCORPORATED
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
SMITH BARNEY INC.
MORGAN KEEGAN & COMPANY, INC.

As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

         Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), and Prime Group Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), each hereby confirms its agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom the Company understands you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 12,380,000 Common Shares of Beneficial Interest (the "Firm Securities"), par value $.01 per share, of the Company (the "Common Shares"). The Company also proposes to issue and sell to the several Underwriters not more than 1,857,000 additional Common Shares if requested by the Representa-

--------------
(1) Plus an option to purchase from Prime Group Realty Trust up to 1,857,000 additional shares to cover over-allotments.



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tives as provided in Section 3 of this Agreement. Any and all Common Shares to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

         At the request of the Company, up to 102,550 of the Common Shares to be purchased by the Underwriters pursuant to this Agreement will be offered for sale to certain individuals, including trustees and employees of the Company and The Prime Group, Inc., and members of their immediate families (the "Reserved Share Program").

         2     Representations and Warranties of the Company and the Operating
Partnership. The Company and the Operating Partnership, jointly and severally, represent and warrant to, and agree with, each of the several Underwriters that:

                  (a) A registration statement on Form S-11 (File No. 333-33547) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule

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430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement (as hereinafter defined) and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such Registration Statement and any amendment or supplement thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

         (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

         (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

         (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                  (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the

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Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the
Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                  (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with, and that is effective upon filing with the Commission pursuant to, Rule 462(b) and has received confirmation of the Commission's receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                  (d) The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of Maryland and is duly qualified to transact business as a foreign trust and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole. Each of the Company's subsidiaries which are corporations have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole. Each of the Company's subsidiaries which are partnerships, including the Property Partnerships that are partnerships (as defined in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) have been duly organized

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and are validly existing as partnerships in good standing under the laws of their respective jurisdictions of organization and are duly qualified to transact business as foreign partnerships and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole. Each of the Company's subsidiaries which are limited liability companies, including the Property Partnerships that are limited liability companies have been duly organized and are validly existing as limited liability companies in good standing under the laws of their respective jurisdictions of organization and are duly qualified to transact business as foreign limited liability companies and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

                  (e) The Company and each of its subsidiaries have full power (corporate or other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and each of the Company and the Operating Partnership has full power (corporate or other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                  (f) The issued shares of capital stock of each of the Company's subsidiaries (which are corporations) have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims. The partnership agreements of the Company's subsidiaries (which are partnerships) have been duly authorized, executed and delivered by the general partners thereof and constitute the valid and binding obligation of the general partners thereof. Such partnership agreements, other than the partnership agreement for the Operating Partnership and for Professional Plaza, Ltd., a Tennessee limited partnership, one of the Property Partnerships, reflect the Company and the Operating Partnership, and/or one or more of the Company's subsidiaries as the sole beneficial owners of the partnership interests in such partnerships.

                  (g) The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of its jurisdiction of organization and is duly qualified to transact business as a foreign limited partnership and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the

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conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole. As of the Firm Closing Date, the Company, the NAC General Partner (as defined in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the limited partners of the Operating Partnership will enter into an Amended and Restated Agreement of Limited Partnership of the Operating Partnership, substantially in the form of Exhibit 3.6 to the Registration Statement, with such other nonmaterial changes and revisions as are acceptable to the Representatives (the "Operating Partnership Agreement"), which agreement will be in full force and effect as of the Firm Closing Date. All of the limited and general partnership interests in the Operating Partnership (the "Common Units") and the Preferred Units (as defined in the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus) to be issued in connection with the Formation Transactions (as defined in the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus) have been duly authorized for issuance by the Operating Partnership to the holders or prospective holders thereof, and, at the Firm Closing Date, against the payment of consideration therefor in accordance with the Operating Partnership
Agreement, will be validly issued, fully paid and owned in the amounts set forth on Schedule 2 hereto, and, in the case of the Common Units and the Preferred Units to be issued to the Company, free and clear of any security interests, liens, encumbrances, equities or claims. Immediately after the Firm Closing
Date, 9,064,343 Common Units of limited partner interest, 13,307,100 Common
Units of general partner interest and 2,000,000 Preferred Units of the Operating Partnership will be issued and outstanding. The Common Units and Preferred Units conform in all material respects to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent
Preliminary Prospectus. The Company is, and immediately after the Firm Closing Date will be, the managing general partner of the Operating Partnership.

                  (h) The authorized capital stock of the Company is as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus under the caption "Description of Shares of Beneficial Interest" and the issued and outstanding shares of beneficial interest of the Company, as of the Firm Closing Date, will be as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, under the caption "Capitalization." All of the issued shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of beneficial interest of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been

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fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

                  (i) The capitalization of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (j) All of the issued and outstanding Common Shares of the Company have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). Except as described in the Registration Statement and the Prospectus (or, if the Prospectus does not exist, the most recent Preliminary Prospectus), the Company has not issued or sold any Common Shares during the six-month period preceding the initial filing date of the Registration Statement including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act.

                  (k) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities, equity interests or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any beneficial interests, capital stock or other equity interests (as the case may be) of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such beneficial interests, capital stock or other equity interests or any such convertible or exchangeable securities, equity interests or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of beneficial interests, capital stock, other equity interests, any such convertible or exchangeable securities, equity interests or obligations, or any such warrants, rights or options.

                  (l) The offer, issuance and exchange of the Common Units in connection with the Formation Transactions were or will be exempt from the registration requirements of the Act and applicable state securities and blue sky laws. The Company and the Operating Partnership reasonably believe that all persons and entities to whom such Common Units have been issued or will be issued on the Firm Closing Date were or will be at the time of issuance "accredited investors" as that term is defined in Rule 501(a) under the Act.

                  (m) The pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations of the Company (in each case, including the notes thereto) included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company at the dates therein specified. The combined financial statements (including the notes thereto) of the Prime Properties (as defined in the notes thereto) included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary

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Prospectus) fairly present the financial position, the results of operations and cash flows and changes in financial condition of the Prime Properties, at the date and for the periods therein specified. The combined statement of revenues and certain expenses (including the notes thereto) of the Prime Industrial Contribution Properties (as defined in the notes thereto) included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the combined revenues and certain expenses of the Prime Industrial Contribution Properties for the periods therein specified. The combined statement of revenues and certain expenses (including the notes thereto) of the IBD Contribution Properties (as defined in the notes thereto) included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the combined revenues and certain expenses of the IBD Contribution Properties for the periods therein specified. The combined statement of revenues and certain expenses (including the notes thereto) of the NAC Contribution Properties (as defined in the notes thereto) included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the combined revenues and certain expenses of the NAC Contribution Properties for the periods therein specified. The statement of revenues and certain expenses of Citibank Office Plaza included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present revenues and certain expenses of Citibank Office Plaza for the periods therein specified. The statement of revenues and certain expenses of Salt Creek Office Center included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present revenues and certain expenses of Salt Creek Office Center for the periods therein specified. The statement of revenues and certain expenses of 280 Schuman Boulevard included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present revenues and certain expenses of 280 Schuman Boulevard for the periods therein specified. The statement of revenues and certain expenses of 475 Superior Avenue included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present revenues and certain expenses of 475 Superior Avenue for the periods therein specified. All of the foregoing financial statements (including the notes thereto) and schedules have been prepared in accordance with generally accepted accounting principles consistently applied for each of the periods presented. The selected financial data set forth under the caption "Selected Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

                  (n) The pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations of the Company included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) comply in all material respects with the applicable requirements of Rule 11-02 of


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Regulation S-X of the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such information and the assumptions used in the preparation thereof are, in the opinion of the Company, reasonable. Other than the historical and pro forma financial statements (and schedules) included therein, no other historical or pro forma financial statements (or schedules) are required to be included in the Registration Statement or Prospectus.

                  (o) Ernst & Young LLP, who have certified certain financial statements and schedules, and delivered their reports with respect to the audited financial statements and schedules, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                  (p) The assumptions made by the Company disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), under the caption "Distribution Policy" are reasonable in light of the expected and intended method of operation of the Company and the Operating Partnership.

                  (q) The execution and delivery of this Agreement have been duly authorized by the Company and the Operating Partnership and this Agreement has been duly executed and delivered by the Company and the Operating Partnership, and is the valid and binding agreement of each of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity.

                  (r) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and are not described therein, and to the best of the Company's knowledge, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.


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                  (s) The issuance, offering and sale of the Securities to the
Underwriters by the Company pursuant to this Agreement, the compliance by the Company and the Operating Partnership with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, material lease or other material agreement or material instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws or certificate of limited partnership or partnership agreement (as the case may be) of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

                  (t) Each of the Company and its subsidiaries has full power (corporate or other) to enter into and deliver (as applicable) the agreements set forth on Schedule 4 hereto and all other agreements and other documents related to the Formation Transactions (collectively, the "Transaction Documents") to which each is party and to carry out all the terms and provisions thereof to be carried out by each, respectively. The execution and delivery of each of the Transaction Documents have been duly authorized by the Company and its subsidiaries (as applicable) and the Transaction Documents have been or will be on the Firm Closing Date duly executed and delivered by the Company and its subsidiaries (as applicable), and each is the valid and binding agreement of the Company and its subsidiaries (as applicable), enforceable against the Company and its subsidiaries (as applicable) in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity.

                 (u) The execution and delivery of the Transaction Documents, the compliance by the Company and its subsidiaries (as applicable) with their respective obligations under the Transaction Documents and the consummation of the Formation Transactions do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the Registration Statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in

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a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage (except that (i) in connection with certain mortgages to be assumed concurrently with the Closing as described in the Prospectus, consents from the mortgage holders will be required as a condition of Closing, and (ii) in connection with mortgages to be repaid concurrently with the Closing as described in the Prospectus, an agreement to contribute may be a violation of such mortgages, but such mortgages will be repaid concurrently with the Closing), deed of trust, material lease or other material agreement or material instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws or certificate of limited partnership or partnership agreement (as the case may be) of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

                  (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (w) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (x) The Company has not distributed and, prior to the later of
(i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                  (y) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any shares of its outstanding beneficial interests, nor declared, paid or otherwise made any dividend or distribution of any kind on its shares of beneficial interests, other than as described in Item 32 of Part II of the Registration Statement; and
(3) there has not been any material change in the beneficial interests, capital stock or partnership interests (as the case may be), short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (z) Upon consummation of the Formation Transactions (including, for purposes of this Agreement, the consummation of the issuance and sale of the Firm Securities pursuant to Section 3 hereof), or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and the application of the proceeds from such issuance and sale and such borrowings (which application shall occur concurrently with such issuance and sale) as set forth under the caption "Use of Proceeds" in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company or its subsidiaries will have obtained title insurance policies insuring good and marketable title in fee simple to all items of real property comprising part of the Properties, including the Acquisition Properties and the Contribution Properties (as such terms are defined in the Registration Statement and the Prospectus, or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and, based upon UCC searches and representations from the sellers of the Acquisition Properties, marketable title to all personal property comprising part of the Properties, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere in any material respect with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings comprising part of the Properties held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (aa) No labor dispute with the employees of the Company or any of its subsidiaries exists or is threatened or, to the best of the Company's knowledge, imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (bb) Upon consummation of the Formation Transactions, the Company and its subsidiaries will own or possess, or will be able to acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed or proposed to be employed by them in connection with the business now operated or proposed to be operated by them as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (cc) Upon consummation of the Formation Transactions, the Company and each of its subsidiaries will own or possess all contract rights that are material to the businesses now operated or proposed to be operated by them taken as a whole as such businesses are described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), including all such contract rights referred to in the Prospectus. The Company has not received any written notices that any of such contracts are not in full force and effect, and neither the Company nor any such subsidiary has received written notice of any material breach by any party under any of such contracts.

                  (dd) As of the Firm Closing Date, the Company and each of its subsidiaries will be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are or will be engaged as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew such insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ee) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock or partnership interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ff) The Company and its subsidiaries will possess as of the Firm Closing Date all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (gg) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and the Formation Transactions and other transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under such act.

                  (hh) Each of the Company and its subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ii) Neither the Company nor any of its subsidiaries is in violation of any applicable federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses or the businesses proposed to be conducted by them as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or the environmental site assessments and engineering inspection reports listed on
Schedule 3 hereto.

                  (jj) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters on the Firm Closing Date or on the Option Closing Date shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  (kk) Except for the shares of capital stock of, or partnership interests in (as applicable), each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ll) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (mm) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease, partnership agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party and will continue to be a party after the Firm Closing Date or by which the Company or any of its subsidiaries or any of their respective properties is bound and will continue to be bound after the Firm Closing Date or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries, taken as a whole.

                  (nn) The Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                  (oo) Except as otherwise disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), since January 1, 1990 no foreclosures have been instituted and, to the best of the Company's knowledge, none are currently threatened with respect to any property or assets directly or indirectly owned (whether now or in the past) by The Prime Group, Inc. or the Company or any of its subsidiaries. Except for the assets of The Prime Group, Inc. that will not be transferred to the Company in the Formation Transactions that are described under the heading "Business and Properties--Prime Assets Not Acquired by the Company" in the Prospectus, or, if the Prospectus is not in existence, the most recent Preliminary Prospectus (the "Excluded Properties"), neither The Prime Group, Inc. nor any affiliate of The Prime Group, Inc. owns or operates any office or industrial real property other than the real properties comprising part of the Properties.

                  (pp) Except as otherwise described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) no proceeding or filing of a petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar law has been commenced or instituted (whether voluntary or involuntary) by or with respect to The Prime Group, Inc. or any of its affiliates, (ii) neither The Prime Group, Inc. nor any of its affiliates has applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator or similar official for any such persons or for a substantial part of any such persons' property or assets and (iii) neither The Prime Group, Inc. nor any of its affiliates has made a general assignment for the benefit of its creditors.

                  (qq) No relationship, direct or indirect, exists between or among the Company or the Operating Partnership on the one hand, and the directors, officers, shareholders (in the case of the Company), partners (in the case of the Operating Partnership), tenants, customers or suppliers of the Company or the Operating Partnership on the other hand, which is required to be described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which is not so described.

                  (rr) The transfer of interests or other assets pursuant to the agreements and instruments set forth on Schedule 5 hereto (the "Transfer Documents") does not violate the articles or certificate of incorporation, by-laws, limited liability company operating agreement, declaration of trust, certificate of limited partnership, partnership agreement or other organizational documents, as the case may be, of The Prime Group, Inc. or any of its affiliates. The Transfer Documents are sufficient to effect the transfer to the Operating Partnership, the Company or its subsidiaries of all direct or indirect interests in the Properties and other assets specified therein upon payment of the specified consideration therefor. Pursuant to the Transfer Documents, the Properties and other assets specified therein will be transferred to the Company or its subsidiaries directly and not by way of a transfer of interests in partnerships or other types of entities which, immediately prior to the transfer, own the Properties and such other assets, except in the case of the Prime Properties and certain other Properties encumbered by tax-exempt bonds and in the case of the Prime Contribution Properties, in which cases the Transfer Documents provide that the interests in the Property Partnerships subject to such encumbrances will be transferred to the Company or its subsidiaries.

                  (ss) Commencing with the Firm Closing Date, after giving effect to the Formation Transactions, the Company will be organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and will have no earnings and profits accumulated in a non-REIT year within the meaning of Section 857(a)(3)(B) of the Code, and the proposed method of operation of the Company and its subsidiaries will enable the Company to meet the requirements for taxation as a REIT under the Code beginning with its taxable year ending December 31, 1997 and for its subsequent taxable years. All statements in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) regarding the Company's qualification as a REIT are true, complete and correct in all material respects.

                  (tt) Except as disclosed in physical inspection reports, leases, environmental reports and other written materials previously provided by the Company to the Representatives and their counsel, (i) the Company has not received any written notice that any of the Properties is not in compliance with all applicable codes, laws, ordinances and regulations (including, without limitation, building and zoning codes and laws and regulations relating to access to the Properties) and deed restrictions or other covenants, except for such failures to comply that would not materially impair the value of any of the Properties or would not result in a forfeiture or reversion of title; (ii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened litigation, moratorium, condemnation proceedings, zoning change, or other similar proceeding or action that could in any manner affect the size of, use of, improvements on, construction on, access to or availability of utilities or other necessary services to, the Properties, except such proceedings or actions which are not reasonably expected to, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole; (iii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of the Company or any of its subsidiaries that are required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) are disclosed therein;
(iv) to the best of the Company's knowledge, neither the Company, any of its subsidiaries nor any tenant of any portion of any of the Properties is in default under any of the ground leases (as lessor), space leases (as lessor or lessee, as the case may be) or other occupancy or license agreement relating to, or under any of the mortgages which will remain in effect after the Closing or other security documents or other agreements encumbering or otherwise recorded against, the Properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such documents or agreements, except such defaults that would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole; and (v) except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and except as otherwise provided by law, upon consummation of the Formation Transactions, no tenant under any lease pursuant to which the Company or any of its subsidiaries will lease the Properties will have an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part.

                  (uu) Except as otherwise disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the mortgages and deeds of trust encumbering the properties and assets described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which will remain in effect after the Closing are not convertible and neither the Company, any of its subsidiaries nor any person affiliated therewith holds a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned directly or indirectly by the Company or any of its subsidiaries.

                  (vv) To the best knowledge of the Company, each of the Properties is in substantial compliance with all presently applicable provisions of the Americans with Disabilities Act and no failure of the Company or any of its subsidiaries to comply with all presently applicable provisions of the Americans with Disabilities Act would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                  (ww) Except as otherwise disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or the environmental site assessments and engineering inspection reports listed on
Schedule 3 hereto, and except as would not be reasonably likely to result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, (i) neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any other owners of the Properties at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in compliance with all applicable Environmental Statutes; (ii) neither the Company nor any of its subsidiaries intends to use the Properties or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except as necessary for the conduct of business and in compliance with applicable environmental statutes; (iii) neither the Company nor any of its subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Properties or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) neither the Company nor any of its subsidiaries has received written notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Properties or any assets described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or any other real property owned or occupied by the Company or its subsidiaries or arising out of the conduct of the Company or its subsidiaries, including without limitation a claim under or pursuant to any Environmental Statute (as hereinafter defined); (v) none of the Properties is included or, to the best of the Company's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the "EPA") or, to the best of the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined).

                  As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, asbestos or any hazardous materials as defined by any federal, state or local environmental law, ordinance, rule or regulation in effect as of the date hereof and as of the Firm Closing Date, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act

(Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a "Governmental Authority").

                  (xx) None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Properties (including, for purposes of this paragraph, the Excluded Properties), the engineering consultants which prepared engineering inspection reports with respect to any of the Properties or Rosen Consulting Group, real estate advisors, which prepared regional economic overviews and market analysis for The Prime Group, Inc., dated October 10, 1997, were employed for such purpose on a contingent basis or has any substantial interest in the Company or any of its subsidiaries and none of them or any of their directors, officers or employees is connected with the Company or any of its subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

                  (yy) Except as set forth in the environmental site assessments and engineering inspection reports prepared with respect to the Properties listed on Schedule 3 hereto, neither the Company nor the Operating Partnership is aware of any environmental or engineering condition at any of the Properties that would result in a material adverse change in the condition (financial or otherwise) or business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                  (zz) Except as disclosed in the Prospectus, no real estate transfer or similar taxes are or will become due and payable by the Company or any of its subsidiaries as a result of the acquisition by the Company or any of its subsidiaries of any direct or indirect interest in any Property in connection with the Formation Transactions, other than customary documentary transfer taxes which will be paid in full on or prior to the Firm Closing Date.

                  (aaa At the firm Closing Date, the Company or its subsidiaries will have obtained title insurance on the Properties which constitute real property (including ground leasehold estates) in an amount (the "Insured Title Amount") at least equal to the sum of (i) the purchase price, in the case of the Acquisition Properties, (ii) $308.5 million and (iii) the costs of the other Properties, in the amount reasonably determined by the Company.

                 (bbb At or prior to the Firm Closing Date, each of the transactions constituting the Formation Transactions will have occurred in the manner described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), including, without limitation, the acquisition of all of the Acquisition Properties and the Contribution Properties and the execution and delivery of the Credit Facility.

                  (ccc All of the representations and warranties of the Company, the Operating Partnership, The Prime Group, Inc. and, to the best of the Company's knowledge, the other limited partners of the Operating Partnership contained in the Transaction Documents are true and correct in all material respects.

         Each reference in this Section 2 to "the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries" means the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole, upon consummation of the Formation Transactions.

         3. Purchase, Sale and Delivery of the Securities. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $18.75 per Common Share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois, at 8:30 A.M., Chicago time, on November 17, 1997, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.


                  (b For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3, plus, if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend", an amount equal to the dividends payable on such Option Securities. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

                  (c The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire the Wired Funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the Wired Funds and shall return the

Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the Wired Funds are not returned by the Company to the Underwriters on the same day the Wired Funds were received by the Company, the Company agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

                  (d It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

         5. Covenants of the Company. Each of the Company and the Operating Partnership covenants and agrees with each of the Underwriters that:

                  (a The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                  (b The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto,
(ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (c The Company will promptly from time to time take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may reasonably request and will continue to comply with such laws for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to take any action that would subject it to income taxation in such jurisdictions, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  (d If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the

Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (e The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                  (f The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (g The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

                  (h The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Common Shares or other shares of beneficial interest of the Company or Common Units or other partnership interests of the Operating Partnership, or any securities convertible into, or exchangeable or exercisable for, Common Shares or other shares of beneficial interest of the Company or Common Units or other partnership interests of the Operating Partnership, for a period of 180 days after the date hereof, except (i) pursuant to this

Agreement, (ii) pursuant to a dividend reinvestment plan of the Company, (iii) pursuant to the Company's Share Incentive Plan, and (iv) in connection with the acquisition by the Company or the Operating Partnership of real property or interests in entities holding real property, provided that the recipient or transferee of such securities or interests agrees in writing to be subject to the lock-up contained in this Section 5(h) (without giving effect to clauses
(i), (ii), (iii) and (iv)) for a period ending on the date that is 180 days after the date hereof.

                  (i The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (j The Company will obtain the lock-up agreements described in Section 7(f) hereof prior to the Firm Closing Date.

                  (k If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (l If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                  (m The Company will cause the Securities to be duly authorized for listing by the New York Stock Exchange prior to the Firm Closing Date, subject to official notice of issuance.

                  (n The Company will use its best efforts to meet the requirements to qualify, commencing with the taxable year ending December 31, 1997, as a REIT under the Code.

                  (o The Company will cause the Operating Partnership to operate as a limited partnership in accordance with the requirements of Delaware law.

         6. Expenses. The Company will pay all costs and expenses incident to the performance of its and the Operating Partnership's obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any listing of the Securities on the New York Stock Exchange, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company or the Operating Partnership to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of pocket expenses (including reasonable counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall in no event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Operating Partnership contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Operating Partnership of their respective covenants and agreements hereunder and to the following additional conditions:

                  (a If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                  (b The Representatives shall have received an opinion, dated the Firm Closing Date, of Winston & Strawn, counsel for the Company and its subsidiaries, to the effect that:


                  (i the Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and is duly qualified to transact business as a foreign business trust and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not subject the Company and the Subsidiaries (as defined below), taken as a whole, to a material liability or disability. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign limited partnership and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not subject the Company and the Subsidiaries, taken as a whole, to a material liability or disability. Each of the subsidiaries of the Company, all of which have been identified on an exhibit to such opinion (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly organized and is validly existing as a corporation, partnership or as a limited liability company, as appropriate, in good standing under the laws of its respective jurisdiction of organization and is duly qualified to transact business as a foreign corporation, partnership or limited liability company, as appropriate, and is in good standing (to the extent applicable) under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not subject the Company and the Subsidiaries, taken as a whole, to a material liability or disability.

                  (ii the Company and each of the Subsidiaries have the requisite real estate investment trust, corporate, partnership or limited liability company power (as applicable) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and each of the Company and the Operating Partnership has the requisite real estate investment trust or partnership power (as applicable) to enter into this Agreement and to perform its obligations hereunder;

                  (iii the issued and outstanding shares of capital stock or partnership interests, as the case may be, of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, are owned beneficially by the Company free and clear of any perfected security interests or any other security interests, liens, encumbrances, equities or claims known to such counsel;

                  (iv the authorized, issued and outstanding capitalization of the Company is as set forth under the caption "Capitalization" in the Prospectus; all necessary and proper real estate investment trust proceedings have been taken in order to authorize validly the Common Shares referred to therein; all outstanding Common Shares (including the Firm Securities, when issued and paid for by the Underwriters in accordance with the terms of this Agreement) have been (or, in the case of the Firm Securities, will be) duly and validly issued, are fully paid and nonassessable, were not issued in violation of or subject to, under the Company's charter or Maryland law or any agreement to which the Company is a party and which is known to such counsel, any preemptive rights or other rights to subscribe for or purchase any securities, and conform to the description thereof contained in the Prospectus; no holders of outstanding shares of capital stock of the Company are entitled under the Company's charter or Maryland law or any agreement to which the Company is a party and which is known to such counsel, as such, to any preemptive or other rights to subscribe for any of the Firm Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

                  (v the Common Units and Preferred Units to be issued in connection with the Formation Transactions, including, without limitation, the Common Units and Preferred Units issued to the Company, were duly authorized for issuance by the Operating Partnership to the holders thereof; the Common Units and Preferred Units issued to the Company, upon contribution of cash in the amount specified in the Operating Partnership Agreement, will be validly issued; the Common Units issued to the NAC General Partner and the Limited Partners in connection with the Formation Transactions, upon delivery of the consideration specified in the Formation Agreement (identified on Schedule 4 hereto), will be validly issued. Each of the issuances of the Common Units to the NAC General Partner and the Limited Partners at or prior to the Firm Closing Date as contemplated in the Formation Agreement and the issuance of the Convertible Preferred Shares to Security Capital Preferred Growth Incorporated as contemplated in the Prospectus, is or was (as the case may be) exempt from registration under the Act. The terms of the Common Units and Preferred Units conform in all material respects to (x) the description thereof contained in the Prospectus and (y) all statements related thereto contained in the Prospectus. The issuances of securities described in Items 31 and 32 of the Registration Statement were not at the time of issue, and are not as of the Firm Closing Date, required to be registered under the Act;

                  (vi except as disclosed in the Registration Statement and the Prospectus, to the knowledge of such counsel there are no outstanding
         (A) securities, equity interests or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock or equity interests (as the case may be) of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company to any such Subsidiary any such capital stock or equity interests or any such convertible or exchangeable securities, equity interests or obligations, or (C) obligations of the Company or any such Subsidiary to issue an shares of capital stock, equity interests, any such convertible or exchangeable securities, equity interests or obligations, or any such warrants, rights or options;

                  (vii the statements in the Prospectus set forth under the headings "Business and Properties-Legal Proceedings," "Description of Shares of Beneficial Interest," "Structure and Formation of the Company," "Certain Relationships and Related Transactions," "Partnership Agreement," "Certain Provisions of Maryland Law and of the Company's Declaration of Trust and Bylaws," "Partnership Agreement," "Shares Eligible for Future Sale," "Certain Federal Income Tax Consequences" and "ERISA Considerations," insofar as such statements describe statutes, rules or regulations, legal conclusions with respect to their application or provisions of the organizational documents of the Company, the Operating Partnership or the Services Company, are accurate in all material respects and fairly present the information required to be disclosed therein;

                  (viii the execution and delivery of this Agreement have been duly authorized by all necessary real estate investment trust or partnership (as applicable) action of the Company and the Operating Partnership, and this Agreement has been duly executed and delivered by the Company and the Operating Partnership;

                  (ix (A) to such counsel's knowledge and other than as set forth in the Prospectus, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and to such counsel's knowledge, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) to such counsel's knowledge, no contract or other document of a character required to be disclosed in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not disclosed therein or filed as required;

                  (x the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company and the Operating Partnership with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except the registration under the Act of the Securities and such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, material lease or other material agreement or material instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound (the "Material Agreements"), or the charter documents or by-laws or certificate of limited partnership or partnership agreement or other organizational document (as applicable) of the Company or any of the Subsidiaries, or any provision of any statute, rule or regulation applicable to the Company or the Subsidiaries, or any judgment, decree or order of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or the Subsidiaries;

                  (xi each of the Company and the Subsidiaries has the requisite real estate investment trust, corporate, partnership or limited liability company power (as applicable) to enter into and deliver (as applicable) the agreements and instruments set forth on Schedule 6 hereto (the "Operative Documents") to which it is party and to perform its obligations thereunder. The execution and delivery of the Operative Documents have been duly authorized by the Company and the Subsidiaries (as applicable) and the Operative Documents have been or will be on the Firm Closing Date duly executed and delivered by the Company and the Subsidiaries (as applicable), and each such Operative Document is the valid and binding agreement of the Company and the Subsidiaries (as applicable), enforceable against the Company and the Subsidiaries (as applicable) in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity;

                  (xii the execution and delivery of the Operative Documents, the compliance by the Company and the Subsidiaries (as applicable) with their respective obligations under the Operative Documents and the consummation of the Formation Transactions do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except the registration under the Act of the Securities and such as have been obtained and such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Material Agreement, or the charter documents or by-laws or certificate of limited partnership or partnership agreement or other organizational document (as applicable) of the Company or any of the Subsidiaries, or any provision of any statute, rule or regulation applicable to the Company or the Subsidiaries, or any judgment, decree or order of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or the Subsidiaries;

                  (xiii the Company is not, and (assuming the application by the Company of the proceeds of the issue and sale of the Securities as described in the Prospectus under "Use of Proceeds") after giving effect to the Formation Transactions and the other transactions contemplated by this Agreement will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (xiv the transfer of interests or other assets pursuant to the Transfer Documents does not violate the articles or certificate of incorporation, by-laws, limited liability company agreement, declaration of trust, certificate of limited partnership, partnership agreement or other organizational documents, as the case may be, of either of The Prime Group, Inc. or Prime Group Limited Partnership; each of the Transfer Documents has been duly authorized, executed and delivered by The Prime Group, Inc. and Prime Group Limited Partnership and is a valid and binding agreement of The Prime Group, Inc. and Prime Group Limited Partnership, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity;

                  (xv the Registration Statement has become effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required thereby; and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission;

                  (xvi the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and related notes thereto and the other financial, statistical and accounting data included therein or omitted therefrom, as to which such counsel need express no opinion) appeared on their face to be appropriately responsive in all material respects to the applicable requirements of the Act and the rules and regulations of the Commission thereunder; and

                  (xvii upon completion of the Formation Transactions, the Company will be organized in conformity with the requirements for qualification as a real estate investment trust under the Code, and the proposed method of operation of the Company and the Operating Partnership as described in the Registration Statement and the Prospectus and a certificate of a responsible officer of the Company will enable the Company to meet the requirements for taxation as a real estate investment trust under the Code beginning with the year ended December 31, 1997.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and has not made any independent check or verification thereof, during the course of such participation (relying as to the factual matters upon the statements of officers and other representatives of the Company and public officials) no facts came to the attention of such counsel that caused such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the Firm Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to the financial statements and related notes thereto and the other financial, statistical and accounting data included in the Registration Statement or the Prospectus or omitted therefrom.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Operating Partnership and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of Illinois, the State of New York, the Delaware General Corporation Law and the Delaware Revised Limited Partnership Act or the United States, to the extent satisfactory in form, and scope to counsel for the Underwriters, upon the opinion of Miles and Stockbridge, a Professional Corporation, as to Maryland law. Copies of such local counsel opinions shall be delivered to the Representatives and counsel for the Underwriters.

         References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                  (c The Representatives shall have received an opinion, dated the Firm Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (d The Representatives shall have received from Ernst & Young LLP, a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i they are independent accountants with respect to the Company and its consolidated subsidiaries and the Prime Properties, the Contribution Properties and the

         Acquisition Properties within the meaning of the Act and the applicable rules and regulations thereunder;

                  (ii in their opinion, the audited consolidated financial statements and schedules and pro forma financial statements examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (iii on the basis of a reading of the latest available interim unaudited consolidated condensed financial statements of the Company, the Prime Properties, the Contribution Properties and the Acquisition Properties, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph
         (iii), a reading of the minute books of the shareholders, the board of trustees and any committees thereof of the Company and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                  (A0 at a specific date (not more than five business days prior to the date of such letter), there were any increases in debt or accumulated deficit of the Prime Properties or any decreases in total assets of the Prime Properties, in each case as compared with amounts shown in the June 30, 1997 combined balance sheet included in the Registration Statement and the Prospectus, or for the period from July 1, 1997 to September 30, 1997, there were any decreases, as compared with the corresponding period of the previous year, in rental income, total revenues or net income (as applicable) of the Prime Properties, the Acquisition Properties and the Contribution Properties, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and

                  (B0 at a specific date (not more than five business days prior to the date of such letter), with respect to the Prime Properties, there were any increases in borrowings as compared with amounts shown in the June 30, 1997 balance sheet included in the Registration Statement and the Prospectus, except in all instances for changes or increases which the Registration Statement and the Prospectus disclose have occurred or may occur.

                           (iv they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information identified by the Representatives that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

                           (v on the basis of a reading of the unaudited pro forma condensed consolidated financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph
         (v), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma condensed consolidated financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters under this Agreement that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                    (e The Representatives shall have received a certificate, dated the Firm Closing Date, of the chief executive officer and the principal financial or accounting officer of the Company to the effect that:

                           (i the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each of the Company and the Operating Partnership has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                           (ii no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's or the Operating Partnership's knowledge, are contemplated by the Commission; and

                  (iii subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto).

                  (f The Representatives shall have received from (i) each Limited Partner an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any Common Shares or other shares of beneficial interest of the Company or Common Units or other partnership interests of the Operating Partnership, or any securities convertible into, or exchangeable or exercisable for, Common Shares or other shares of beneficial interest of the Company or Common Units or other partnership interests of the Operating Partnership, for a period of
(w) two years after the date of this Agreement in the case of The Prime Group, Inc., (x) two years after the date of this Agreement in the case of the Primestone Joint Venture (as defined in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) with respect to the Common Units contributed by The

Prime Group, Inc. (except, in the event of a Dividend Reduction (as defined in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), one year), (y) one year after the date of this Agreement in the case of the Primestone Joint Venture with respect to the Common Units purchased by the Primestone Joint Venture and (z) one year after the date of this Agreement in the case of the other Limited Partners and (ii) each of the purchasers of Common Shares from the Underwriters in the Reserved Share Program an agreement to the effect that such person will not, directly or indirectly, offer, sell, offer to sell, contract to sell, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise sell or dispose of any Common Shares for a period of three months from the date of this Agreement.

                  (g On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  (h Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                  (i The Formation Transactions shall have been consummated or shall occur simultaneously with the closing of the purchase and sale of the Firm Securities hereunder.

                  (j On or before the Firm Closing Date, all necessary consents to the Formation Transactions shall have been obtained.

                  (k On or before the Firm Closing Date, the Company and the Operating Partnership shall have delivered to you with respect to each of the Properties copies of:

                  (i an owner policy or polices of title insurance insuring that each of the Property Partnerships owns fee simple title to the real property (other than the land in which the applicable Property Partnership is acquiring a ground leasehold estate) comprising part of the related Property and owns and holds a valid ground leasehold estate in the land comprising part of the related Property in which such Property Partnership is acquiring a ground leasehold estate, in an amount at least equal to the Insured Title Amount, which policies shall be issued by a title insurance company or companies as previously disclosed to you and your counsel (any such person or persons, the "Title Company"), and contain as exceptions to title only those exceptions acceptable to the Representatives;

                  (ii an as-built survey of each of the Properties in form satisfactory to you;

                           (iii all assignments of tenant leases, service contracts and similar rights owned, immediately prior to the Closing,
         (i) by Prime, in the case of the Prime Properties and the Prime Contribution Properties, (ii) by the NAC Contributors, in the case of the NAC Contribution Properties, (iii) by the IBD Contributors, in the case of the IBD Contribution Properties, and (iv) the respective sellers of the Acquisition Properties, in the case of the Acquisition Properties;

                           (iv all tenant estoppels, third party consents, waivers, licenses, permits, authorizations, agreements, certificates and the like required to be delivered to the Company pursuant to the applicable acquisition, contribution or formation agreements;

                           (v all certificates of occupancy in the Company's possession, zoning compliance letters and evidence of utility availability for each of the Properties, to the extent not included in the title insurance policies and surveys delivered pursuant to clauses
         (i) and (ii);

                           (vi policies or certificates of insurance (including earthquake insurance) relating to each of the Properties evidencing coverages and in amounts as are prudent and customary in the businesses in which they are or will be engaged;

                           (vii UCC, judgment and tax lien searches confirming that the personal property comprising part of the Properties is subject to no liens, charges, encumbrances, claims or restrictions;

                           (viii) checks payable to the appropriate public officials in payment of all recording costs and transfer taxes (or checks or wire transfers to the Title Company in respect of such amounts) due in respect of the recording of any instruments to be recorded in connection with the Formation Transactions, together with a check or wire transfer for the Title Company in payment of the Title Company's premium, search and examination charges, survey costs and any other amounts due in connection with the issuance of its policy (or commitment); and

                           (ix) if any of the Properties is subject to an existing mortgage which is contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) to be paid and satisfied in full concurrently with the Closing , a current payoff letter from the holder of such existing mortgage indicating the principal amount required to satisfy all amounts then secured by such existing mortgage and the additional amount required for each day after the date of such letter necessary to satisfy all obligations secured thereby.

                  All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

                  The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

                  8. Indemnification and Contribution. (a) Each of the Company and the Operating Partnership, jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                           (i) any untrue statement or alleged untrue statement made by the Company or the Operating Partnership in Section 2 of this Agreement,

                           (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                           (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amend-ment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading or

                           (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including, without limitation, slides, videos, films and tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Operating Partnership will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that neither the Company nor the Operating Partnership will be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company or the Operating Partnership with Section 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company or the Operating Partnership may otherwise have. Neither the Company nor the Operating Partnership will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                  (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its trustees (including any person who, with his or her consent, is named in the Registration Statement as about to become a trustee of the Company), each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such trustee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such trustee, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. No Underwriter will, without the prior written consent of the Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Company, any of its trustees or officers who signed the Registration Statement or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company, its trustees and officers who signed the Registration Statement and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from
(i) any liability which it may have to any indemnified party under this Section 8 except to the extent that the indemnifying party has been materially prejudiced as a result thereof or (ii) any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or
(ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Operating Partnership and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and the Company and the Operating Partnership shall be deemed one party and jointly and severally liable for any obligations to contribute hereunder and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Operating Partnership.

                  9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related

Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company or the Operating Partnership other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

                  10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Operating Partnership and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Operating Partnership, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  11. Termination. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or the Operating Partnership shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                           (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as whole, except in each case as described in or contemplated by the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto);

                           (ii) trading in the Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on such exchange;

                           (iii) a banking moratorium shall have been declared by New York, Illinois or United States authorities; or

                           (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Sections 6 and 10 hereof.

                  12. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

                  13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New

York 10292, Attention: Equity Transactions Group; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 77 W. Wacker Drive, Suite 3900, Chicago, Illinois 60601, Attention: Chief Executive Officer, with a copy to the Company at 77 W. Wacker Drive, Suite 3900, Chicago, Illinois 60601, Attention: General Counsel (facsimile number: (312) 917-1684).

                  14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Operating Partnership and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Operating Partnership contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

                  15. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

                  16. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each of the Company and the Operating Partnership accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Company designates and appoints The Corporation Trust Inc. and the Operating Partnership designates and appoints The Corporation Trust Company, and such other persons as may hereafter be selected by each of the Company and the Operating Partnership irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by each of the Company and the Operating Partnership to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to each of the Company and the Operating Partnership at its address provided in Section 13 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company or the Operating Partnership refuses to accept service, each of the Company and the Operating Partnership hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company or the Operating Partnership in the State of New York may be made by registered or certified mail, return receipt requested, to the Company or the Operating Partnership at its address provided in Section 13 hereof, and each of the Company and the Operating Partnership hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against each of the Company and the Operating Partnership in the courts of any other jurisdiction.

                  17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Operating Partnership and each of the several Underwriters.

                                                  Very truly yours,

                                                  PRIME GROUP REALTY TRUST

                                                  By: /s/ Richard S. Curto
                                                  ------------------------
                                                  Name: Richard S. Curto
                                                  Title: President

                                                  PRIME GROUP REALTY, L.P.

                                                  By: Prime Group Realty Trust,
                                                  its managing general partner

                                                  By: /s/ Richard S. Curto
                                                  ------------------------
                                                  Name: Richard S. Curto
                                                  Title: President

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
SMITH BARNEY INC.
MORGAN KEEGAN & COMPANY, INC.


By: PRUDENTIAL SECURITIES INCORPORATED

By: /s/ Jean-Claude Canfin
--------------------------
Name: Jean-Claude Canfin
Title: Managing Director


For itself and on behalf of the Representatives as Representatives of the other several Underwriters named in Schedule I hereto

                                   SCHEDULE 1

                                  UNDERWRITERS



                                                             Number of
                                                          Firm Securities
Underwriter                                                 be Purchased
-----------                                                 ------------

Prudential Securities Incorporated..................         1,923,125

Friedman, Billlings, Ramsey & Co., Inc..............         1,923,125

Smith Barney Inc....................................         1,923,125

Morgan Keegan & Company, Inc........................         1,923,125

ABN AMRO Chicago Corporation........................           250,000

Bear, Stearns & Co. Inc.............................           250,000

BT Alex Brown Incorporated..........................           250,000

LEGG Mason Wood Walker, Incorporated................           250,000

CIBC Oppenheimer Corp...............................           250,000

Donaldson, Lufkin & Jenrette Securities Corporation.           250,000

A.G. Edwards & Sons, Inc............................           250,000

Goldman, Sachs & Co.................................           250,000

Merrill, Lynch, Pierce, Fenner & Smith Incorporated.           250,000

JP Morgan Securities Inc............................           250,000

Morgan Stanley & Co. Incorporated...................           250,000

PaineWebber Incorporated............................           250,000

Advest, Inc.........................................           125,000

Everen Securities, Inc..............................           125,000

Furman Selz LLC.....................................           125,000

Janney Montgomery Securities, Inc...................           125,000

Nesbitt Burns Securities Inc........................           125,000

The Ohio Company....................................           125,000
Principal Financial Securities, Inc.................           125,000

Raymond James & Associates, Inc.....................           125,000

Sutro & Co. Incorporated............................           125,000


                                      1-1


Tucker Anthony Incorporated.........................           125,000

Blaylock & Partners, L.P............................            62,500

Chatsworth Securities LLC...........................            62,500

Home Barnes Investments Inc.........................            62,500

Prime Charter Ltd...................................            62,500

Sanders Morris Mundy Inc............................            62,500

Sands Brothers & Co., Inc...........................            62,500

The Williams Capital Group, L.P.....................            62,500
                                                                ------

Total...............................................        12,380,000
                                                            ----------
                                                            ----------


                                      1-2

                                   SCHEDULE 2

                        PARTNERS OF OPERATING PARTNERSHIP


                                            Number of     Percentage of
Managing General Partner                  Common Units      All Units
------------------------                  ------------      ---------

Prime Group Realty Trust                  12,380,000          55.3%

General Partner

The Nardi Group, L.L.C                       927,100           4.1

Limited Partners

Prime Group Limited Partnership               90,000           0.5

Jeffrey A. Patterson                         110,000           0.5

Primestone Investment Partners, L.P.       7,944,893          35.5

IBD Contributors(2)                          919,450           4.1
                                          ----------          -----

     Total                             22,371,443.00         100.0%
                                       -------------         -----
                                       -------------         -----

--------------
(2)      The IBD Contributors consist of the following persons or entities:
         Edward S. Hadesman Trust Dated May 22, 1992, Grandville/Northwestern Management Corporation, Carolyn B. Hadesman Trust Dated May 21, 1992, Lisa Hadesman 1991 Trust, Cynthia Hadesman 1991 Trust, Tucker B. Magid, Frances S. Shubert, Grandville Road Property, Inc. and Sky Harbor Associates. Allocations of Common Units among the IBD Contributors are subject to certain adjustments and will be made at the Firm Closing Date.



                                      2-1

                               SCHEDULE 3

             ENVIRONMENTAL SITE ASSESSMENTS AND ENGINEERING REPORTS
             ------------------------------------------------------

A.        Environmental Site Assessments:

         1. Ogden, Level I Site Assessment, Hilton Parking Garage, 500 Clinch Ave., Knoxville, June 5, 1997.

         2. Ogden, Level I Site Assessment, One Center Square Office Building, 620 Market Street, Knoxville, June 5, 1997.

         3. Ogden, Level I Site Assessment, Two Center Square Office Building, 625 Gay Street, Knoxville, June 5, 1997.

         4. Ogden, Level I Site Assessment, Suntrust Bank Building, 201 Fourth Ave, North, Nashville, June 5, 1997. No issues. Also 1993 Ogden Phase I.

         5. Ogden, Level I Site Assessment, The Weston, 4823 Old Kingston Pike, Knoxville, June 12, 1997.

         6. Foth & Van Dyke, Summary Environmental Report, Chicago Enterprise Center, Nov. 1995.

         7.       Versar, Phase I, Hammond Enterprise Center, Nov. 1995.

         8. Podolsky & Northstar, Underground Tank Removal Report, Citibank Office Plaza, 1699 E. Woodfield Rd., Schaumburg, IL, Aug. 6, 1996.

         9. Certified Engineering & Testing Co., Asbestos Audit Report and Transformer Survey, Citicorp Office Building, 1900 Spring Road, Oakbrook, IL, Mar. 17, 1989.

         10. Environmental Hazard Control, Closeout Document, Vinyl Asbestos Floor Tile and Mastic Removal, Citibank Office Plaza, 1699 E. Woodfield Rd., Schaumburg, IL, July 26, 1994.

         11. Carlson Environmental, Draft Phase I Environmental Assessment, 1699 East Woodfield Rd., Schaumburg, IL., Citicorp Office Plaza, June 22, 1997.

         12.      Chicago Flameproof, Meta Caulk Fire Stopping Proposal,
                  Mar. 13, 1997.

         13.      Environmental Remediation and Indemnity Agreement,
                  May 20, 1996.

         14. STS, Environmental Reconnaisance and Subsurface Exploration, 77 West Wacker Drive, Dec. 1989.

         15. Carlson Environmental, Revised Phase I Environmental Assessment, 77 West Wacker Drive, Chicago, IL, May 20, 1997.

         16. Carlson Environmental, Inc., Phase I of 455 Academy Drive, Northbrook, IL, May 28, 1997.

         17. Carlson Environmental, Limited Subsurface Soil Investigation Proposal, Gurnee, IL, July 9, 1997.

                                      3-1

         18. Pioneer Environmental, Phase I Environmental Site Assessment, 1001 Technology Way, Libertyville, IL, July 11, 1996.

         19. Carlson Environmental, Phase I Assessment Update, 1001 Technology Way, Libertyville, IL, May 2, 1997.

         20. Green Environmental Group, Phase I of vacant property in McHenry, IL, July 1994.

         21. Carlson Environmental, Draft Phase I Environmental Assessment, 1301 Ridgewood Drive, McHenry, IL, May 2, 1997.

         22. Heritage, Hammond Enterprise Center Remediation Work Plan, Feb. 28, 1997.

         23. Heritage, East Chicago Enterprise Center Remediation Work Plan, Feb. 28, 1997.

         24. Burgess & Niple, Phase I Environmental Site Assessments, Columbus Portfolio Properties, April 1997.

         25. Burgess & Niple, Phase 2 Environmental Site Assessment of 4411 Marketing Place, Groveport, OH (Wes-Tran), June 1977.

         26. Burgess & Niple, Letter regarding soil testing of AutoGlass site, 4849 Grovepoint, Obetz, OH, July 15, 1997.

         27. Carlson Environmental, Draft Phase I Environmental Assessment, 370 Carol Lane, Elmhurst, IL, Oct. 13, 1997.

         28. Carlson Environmental, Draft Phase I Environmental Assessment, 11039 Gage Ave, Franklin Park, IL, Oct. 13, 1997.

         29. Carlson Environmental, Draft Phase I Environmental Assessment, 388 Carol Lane, Elmhurst, IL, Oct. 13, 1997.

         30. Carlson Environmental, Draft Phase I Environmental Assessment, 11045 Gage Ave., Franklin Park, IL, Oct. 13, 1997

         31. Jamrok, Environmental Assessment of North Western Proviso Center, 5600 Proviso Drive, Berkely, IL, May 31, 1994.

         32. Carlson Environmental, Draft Phase I, 5600 Proviso Drive, Berkely, IL, Oct. 16, 1997.

         33. Boelter, Phase I Environmental Assessment, 342-346 Carol Lane, Elmhurst, IL, Mar. 25, 1994.

         34. Carlson Environmental, Draft Phase I Environmental Report, 342-346 Carol Lane, Elmhurst, IL, Oct. 16, 1997.

         35. Boelter, Phase I Environmental Assessment, 343 Carol Lane, Elmhurst, IL, Mar. 25, 1994.

         36. Carlson Environmental, Draft Phase I Environmental Assessment, 343 Carol Lane, Elmhurst, IL, Oct. 17, 1997.

                                      3-2

         37.      Jamrok, Phase I of 1600-1700 167th St. Calumet City, IL, 1992.

         38. Carlson, Draft Phase I Environmental Assessment, 1600-1700 167th St., Calumet City, IL, Oct. 16, 1997.

         39.      Jamrok, Phase I of 200 E. Fullerton, Carol Stream, IL,
                  Nov. 15, 1993.

         40. Carlson Environmental, Draft Phase I Environmental Assessment of 200 E. Fullerton, Carol Stream, IL, Oct. 17, 1997.

         41. Jamrok, Environmental Inspection of Narco-Elmhurst Center, 961 Weigel Dr., Elmhurst, IL, May 31, 1990.

         42. Carlson Environmental, Draft Phase I Environmental Assessment, 961 Weigel Drive., Elmhurst, IL, Oct. 16, 1997.

         43. Carlson Environmental, Phase I Environmental Assessment of Vacant Parcel, 300 Craig Place, Hillside, IL. May 21, 1996.

         44. Carlson Environmental, Draft Phase I Environmental Site Assessment, 300-320 Craig Place, Hillside, IL, Oct. 17, 1997.

         45. Carlson Environmental, Phase I Environmental Assessment of 550 Kehoe Blvd., Carol Stream. IL, July 10, 1996.

         46. Carlson Environmental, Draft Phase I Environmental Assessment, 550 Kehoe Blvd., Carol Stream, IL, Oct. 16, 1997.

         47. Jamrok, Environmental Assessment of 4100 Madison, Hillside, IL, June 3, 1992.

         48. Carlson, Draft Phase I Environmental Assessment, 4100 Madison St., Hillside, IL, Oct. 17, 1997.

         49. Carlson, Draft Phase I of Nine Vacant Lots, Carol Stream, IL, Oct. 16, 1997.

         50. Jamrok, Environmental Assessment of 4343 Commerce Ct, Lisle, IL, Mar. 29, 1989.

         51. Carlson Environmental, Draft Phase I Environmental Assessment, 4343 Commerce Ct., Lisle, IL, Oct. 15, 1997.

         52. Jamrok, Environmental Assessment of 4250-4300 Madison, Hillside, IL, Feb. 29, 1992.

         53. Carlson Environmental, Draft Phase I Environmental Assessment, 4300 Madison St., Hillside, IL, Oct. 17, 1997.

         54. Jamrok, Environmental Assessment of 1051 Kirk Rd, Batavia, IL, Mar. 1, 1990.

         55. Carlson, Draft Phase I Environmental Assessment, 1051 Kirk Rd., Batavia, IL, Oct. 17, 1997.

         56. Jamrok, Phase I Environmental Audit of 350 Randy Road, Carol Stream, IL. May 31, 1991.

         57. Carlson, Draft Phase I Environmental Assessment, 350 Randy Road, Carol Stream, IL, Oct. 17, 1997.

                                      3-3

         58. Carlson Environmental, Draft Phase I Environmental Assessment, 130 E. Rawls Rd., Des Plaines, IL, Oct. 15, 1997.

         59.      Jamrok, Phase I of 1401 S. Jefferson, Chicago, IL, Nov. 26,
                  1991.

         60. Carlson Environmental, Draft Phase I Environmental Assessment of 1401 S. Jefferson, Chicago, IL, Oct. 16, 1997.

         61. Carlson Environmental, Draft Phase I Environmental Assessment, 1303 Tower Rd., Schaumburg, Il, Oct. 16, 1997.

         62. Carlson, Draft Phase I Environmental Assessment, 2050 Hammond Drive, Schaumburg, IL, Oct. 15, 1997.

         63. Carlson Environmental, Draft Phase I Environmental Assessment, 371-385 N. Gary Ave., Carol Stream, IL, Oct. 16, 1997.

         64. Carlson Environmental, Draft Phase I Environmental Assessment, 1200 Northwestern Ave./3818 Grandville Ave., Gurnee, IL, May 9, 1997.

         65. Carlson Environmental, Draft Phase I Environmental Assessment, 555 Heuhl Rd., Northbrook, IL., 5/8/97; and addendum, June 5, 1997.

         66. Carlson Environmental, Draft Phase I Environmental Assessment, 306-310 Era Drive, Northbrook, IL, May 2, 1997, addendum, May 28, 1997.

         67. Carlson Environmental, Phase I Environmental Assessment, Salt Creek Office Center, Schaumburg, IL, Aug. 22, 1997.

         68. Carlson Environmental, Draft Phase I Environmental Assessment, 4160-4190 Madison, Hillside, IL, Oct. 17, 1997.

         69. Carlson Environmental, Draft Phase I Environmental Assessment, 4211 Madison Street, Hillside, IL, Oct. 17, 1997.

         70. Carlson Environmental, Draft Phase I Environmental Site Assessment, 350 North Mannheim Rd., Hillside, IL, Oct. 16, 1997.

         71. Carlson Environmental, Draft Phase I Environmental Assessment, Two Vacant Lots, Batavia, IL, Oct. 17, 1997.

         72. Carlson Environmental, Draft Phase I Environmental Assessment of 280 Shulman Blvd., Naperville, IL, Oct. 21, 1997.

         73. Carlson Environmental, Draft Phase I Environmental Assessment of 475 Superior Ave., Munster, IN, Oct. 21, 1997.

         74. Carlson Environmental, Phase I Environmental Assessment Update of 425 East Algonquin Road, Arlington Heights, IL Oct. 21, 1997.

                                      3-4

         75. Carlson Environmental, Phase I Environmental Assessment, 77 West Wacker Drive, August 20, 1997, plus correspondence dated November 11, 1997.

         76. Carlson Environmental, Draft Phase I Environmental Assessment, 2205-2255 Enterprise Drive, Westchester, IL.

         77. Carlson Environmental, Removal Site Evaluation and Preliminary Assessment Event and Work Plan (1/97) and Event and Report (4/97), 13535 S. Torrence Ave., Chicago, IL.


B.       Engineering Reports;

          1. Wiss, Janney Engineering Report for the following Properties to be contributed by NAC Contributors:

                  a.     1401 Jefferson St.
                  1.                4211 Madison
                  2.       200 E. Fullerton
                  3.       350 Randy Rd.
                  4.       4300 Madison
                  5.       388 Carol Lane
                  6.       961 Weigel
                  7.       4100-4190 Madison
                  8.       4343 Commerce Ct.
                  9.       5600 Proviso Dr.
                  10.      11039 Gage Ave.
                  11.      11045 Gage Ave.
                  12.      300-320 Craig Pl.

          2. Wiss, Janney, Walkthrough Inspection of Eight Industrial Properties of the Brazos Industrial Portfolio, 4/17/97, for the following Properties:

                  1.       4849 Groveport
                  2.       2160 McGaw Rd.
                  3.       2400 McGaw Rd.
                  4.       2499 McGaw
                  5.       4411 Marketing
                  6.       5160 Blazer
                  7.       341 Enterprise
                  8.       600 London Rd.

                                      3-5

          3. Wiss, Janey, Draft 3 Engineering Walkthrough for Citibank Office Plaza and Salt Creek Office Center, 7/14/97.


          4. Wiss, Janey, Draft Engineering Walkthrough for the following IBD Industrial Properties:

                  1.       515 Heuhl Rd.
                  2.       555 Heuhl Rd.
                  3.       455 Academy Dr.
                  4.       306-310 Era
                  5.       1200 Northwest
                  6.       1001 Technology Way
                  7.       1301 Ridgeview



                                      3-6

                                   SCHEDULE 4

                              TRANSACTION DOCUMENTS

         Amended and Restated Agreement of Limited Partnership of Prime Group Realty, L.P.

         Formation Agreement, to be dated as of November 17, 1997, by and among Prime Group Realty Trust, Prime Group Realty, L.P., Prime Group Realty Services, Inc., The Prime Group, Inc., Prime Group Limited Partnership and Jeffrey A. Patterson.

         Subscription Agreement dated as of November 11, 1997 by and between Prime Group Realty, L.P. and Primestone Investment Partners, L.P.

         Series A Preferred Securities Purchase Agreement dated as of November 11, 1997 among Security Capital Preferred Growth Incorporated, Prime Group Realty Trust and Prime Group Realty, L.P.

         Credit Agreement to be dated as of November 17, 1997 (the "Credit Facility") among Prime Group Realty, L.P., Prime Group Realty Trust, BankBoston, N.A., as agent and the certain financial institutions from time to time parties thereto as lenders (the "Lenders").

         Promissory Notes to be dated November 17, 1997 in the amount of $225,000,000 issued by Prime Group Realty, L.P. to the Lenders.

         Mortgage Security Agreement and Financing Statement to be dated November 17, 1997 by 77 West Wacker Limited Partnership in favor of BankBoston, N.A. as agent for the Lenders.

         Loan Agreement dated as of November 11, 1997 between Prime Group Realty, L.P. and Prudential Securities Credit Corporation relating to the New Mortgage Notes.

         Guaranty dated November 17, 1997 from 77 West Wacker Limited Partnership, enterprise Center I, L.P., Enterprise Center II, L.P., Enterprise Center III, L.P., Enterprise Center IV, L.P., Enterprise Center V, L.P., Enterprise Center VI, L.P., Enterprise Center VII, L.P., Enterprise Center VIII, L.P., Enterprise Center IX, L.P., Enterprise Center X, L.P., Arlington Heights I, L.P., Arlington Heights II, L.P., Arlington Heights III, L.P., East Chicago Enterprise Limited Partnership, Hammond Enterprise Center Limited Partnership, Nashville Office Building I, Ltd., Old Kingston Properties, Ltd., Centre Square II, Ltd., Triad Parking Company, Ltd. in favor of BankBoston, N.A., as agent for the Lenders.

         Indemnification Agreement between Prime Group Realty Trust and each if its trustees.

         Right of First Offer Agreement to be dated as of November 17, 1997 between Prime Group Realty, L.P., and The Prime Group, Inc.

         Employment Agreement by and between Prime Group Realty Trust, Prime Group Realty, L.P. and Michael W. Reschke.

         Employment Agreement by and between Prime Group Realty Trust, Prime Group Realty, L.P. and Richard S. Curto.


                                      4-1

         Employment Agreement by and between Prime Group Realty Trust, Prime Group Realty, L.P. and W. Michael Karnes.

         Employment Agreement by and between Prime Group Realty Trust, Prime Group Realty, L.P. and Robert J. Rudnik.

         Employment Agreement by and between Prime Group Realty Trust, Prime Group Realty, L.P. and Jeffrey A. Patterson.

         Employment Agreement by and between Prime Group Realty Trust, Prime Group Realty, L.P. and Kevork M. Derderian.

         Employment Agreement by and between Prime Group Realty Trust, Prime Group Realty, L.P. and Edward S. Hadesman.

         Consulting Agreement by and between Prime Group Realty Trust and Stephen J. Nardi.

         Option Agreement by and between Prime Group Realty, L.P. and 300 N. LaSalle, L.L.C. to be dated as of November 17, 1997.

         Registration Rights Agreement to be dated November 17, 1997 among Prime Group Realty Trust, Prime Group Realty, L.P., The Prime Group, Inc., Primestone Investment Partners L.P. and other investors named therein.

         Registration Rights Agreement to be dated November 17, 1997 between Prime Group Realty Trust and Security Capital Preferred Growth Incorporated.

         Environmental Remediation and Indemnification Agreement to be dated November 17, 1997 by and between Prime Group Realty, L.P. and The Prime Group, Inc.

         Non-Competition and Restriction Agreement to be dated November 17, 1997 by and among Prime Group Realty Trust, The Prime Group, Inc. and Michael W. Reschke.

         Tax Indemnification Agreement to be dated November 17, 1997 by and between Prime Group Realty, L.P. and IBC Contributors.

         Tax Indemnification Agreement to be dated November 17, 1997 by and between Prime Group Realty, L.P. and certain of the NAC Contributors.

         Tax Indemnification Agreement to be dated November 17, 1997 by and between The Prime Group, Inc. and Prime Group Realty, L.P.

         Contribution Agreement dated as of October 20, 1997 by and among The Prime Group, Inc., Prime Group Realty, L.P., Prime Group Realty Trust, Narco River Business Center, Narco Tower Road Associates, Olympian Office Center, Tri-State Industrial Park Joint Venture, Carol Stream Industrial Park Joint Venture, Narco Enterprises, Inc., The Nardi Group Ltd., Narco construction Inc., Nardi & Co., Nardi Asset Management, Inc. and Nardi Architectural, Inc.


                                      4-2

         Asset Purchase Agreement by and among Continental Offices, Ltd. Continental Offices Ltd. Realty and Prime Group Realty, L.P.

         All instruments of transfer and conveyance related to the Formation Transactions, including, without limitation, bills of sale, deeds and assignment agreements.

         The loan agreements, mortgages, security agreements, promissory notes and other documents executed by Prime Group Realty Trust and/or its subsidiaries in connection with the Credit Facility.

         The loan agreements, mortgages, security agreements, promissory notes and other documents executed by Prime Group Realty Trust and/or its subsidiaries in connection with the New Mortgage Notes.


                                      4-3

                                   SCHEDULE 5

                               TRANSFER DOCUMENTS

         Formation Agreement, to be dated as of November 17, 1997, by and among Prime Group Realty Trust, Prime Group Realty, L.P., Prime Group Realty Services, Inc., The Prime Group, Inc., Prime Group Limited Partnership and Jeffrey A. Patterson.

         Right of First Offer Agreement to be dated as of November 17, 1997 between Prime Group Realty, L.P., and The Prime Group, Inc.

         Option Agreement by and between Prime Group Realty, L.P. and 300 N. LaSalle, L.L.C. to be dated as of November 17, 1997.

         Contribution Agreement dated as of October 20, 1997 by and among The Prime Group, Inc., Prime Group Realty, L.P., Prime Group Realty Trust, Narco River Business Center, Narco Tower Road Associates, Olympian Office Center, Tri-State Industrial Park Joint Venture, Carol Stream Industrial Park Joint Venture, Narco Enterprises, Inc., The Nardi Group Ltd., Narco construction Inc., Nardi & Co., Nardi Asset Management, Inc. and Nardi Architectural, Inc.

         Option to Purchase Partnership Interests dated as of June 17, 1994 by and between KILICO Realty Corporation, and The Prime Group, Inc., as amended by that certain First Amendment to Option Purchase Partnership Interests dated as of January 21, 1997 by and between KILICO Realty Corporation and The Prime Group, Inc., as further amended by that certain Second Amendment to Option to Purchase Partnership Interests dated as of July 15, 1997 by and between KILICO Realty Corporation and The Prime Group, Inc.

         Contribution Agreement dated as of July 8, 1997, as amended, by and among LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated June 15, 1982 and known as trust No. 10-40113-09, LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated September 7, 1994 and known as Trust No. 11-9051, LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement March 30, 1984 and known as Trust No. 11-107825, LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-a1358, LaSalle National Trust, N.A., not personally but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1357, LaSalle National Trust N.A., not personally, but solely as Trustee under Trust Agreement dated January 17, 1974 and known as Trust No. 286-34, LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated October 15, 1995 and known as Trust No. 11-9869, LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated December 1, 1987 and known as Trust No. 11-2868, 310 ERA Limited Partnership, MacArthur Drive Properties, CLE Limited Partnership, 500 Lindeberg Limited Partnership, 515 Huehl Limited Partnership, 555 Huehl Limited Partnership, Sky Harbor Associates, 1001 Technology Way, LLC, The Grandville Road Limited Partnership, Industrial Building and Development Company and The Prime Group, Inc., as amended by the First Amendment to the Contribution Agreement dated as of August 12, 1997, by and between The Prime Group, Inc., an Illinois corporation, and LaSalle National Trust, NA, t/u/t 10-40113-09 dated June 15, 1982, LaSalle National Trust, NA, t/u/t 11-9051 dated September 7, 1994; LaSalle National Trust, NA t/u/t 11-107825 dated March 30, 1984; LaSalle National Trust, NA/t/u/t 11-1358 dated August 1, 1986; LaSalle National Trust, NA, t/u/t 11-1357 dated August 1, 1986; LaSalle National Trust, NA, t/u/t 286-34 dated January 17, 1974; LaSalle National Trust, NA, t/u/t 11-9869 dated October 15, 1995; and LaSalle National Trust, NA, t/u/t 11-2868 dated December 1, 1987.


                                      5-1

         Asset Purchase Agreement by and among Continental Offices, Ltd. Continental Offices Ltd. Realty and Prime Group Realty, L.P.

         Amended and Restated Agreement dated as of July 15, 1997 by and among Kemper Investors Life Insurance Company, Federal Kemper Life Assurance Company, KILICO Realty Corporation, FKLA Realty Corporation, KR 77 Fitness Center, Inc., 77 West Wacker Limited Partnership, K/77 Investors Limited Partnership, The Prime Group, Inc., Prime Group Limited Partnership and Prime 77 Fitness Center, Inc.

         Agreement dated as of July 18, 1997 by and among the Prime Group, Inc., KILICO Realty Corporation, KFC Portfolio Corp. and Kemper Investors Life Insurance Company.

         Agreement to Contribute dated as of August 12, 1997 by and between Tucker B. Magid and The Prime Group, Inc.

         Agreement to Contribute dated as of August 12, 1997 by and between Frances S. Shubert and The Prime Group, Inc.

         Option Agreement dated as of August 4, 1997 by and between Lumbermens Mutual Casualty Company and The Prime Group, Inc.

         Agreement for Purchase or Exchange dated June 13, 1997 by and between Sun Annex Partners and Salt Creek Partners, Ltd. and The Prime Group, Inc.

         Assignment and Assumption of Real Estate Purchase and Sale Agreement dated November 16, 1997 by and between The Prime Group, Inc. and 1990 Algonquin Road, L.L.C. and 2010 Algonquin Road, L.L.C.

         Purchase and Sale Agreement dated October, 1997, by and between The Mutual Life Insurance Company of New York, a New York mutual life insurance company, and The Prime Group, Inc.

         Contract of Sale dated October 13, 1997 between MGI Properties (formerly known as Mortgage Growth Investors), One Winthrop Square, Boston, Massachusetts 02110 (Seller) and The Prime Group, Inc., 77 West Wacker Limited Partnership (Purchaser).

         Purchase and Sale Agreement and Joint Escrow instructions dated October 1, 1977 by and between Mission Land Company and The Prime Group, Inc.

         All instruments of transfer and conveyance related to the Formation Transactions, including, without limitation, bills of sale, deeds and assignment agreements.


                                      5-2

                                   SCHEDULE 6

                               OPERATIVE DOCUMENTS

         Amended and Restated Agreement of Limited Partnership of Prime Group Realty, L.P.

         Formation Agreement, to be dated as of November 17, 1997, by and among Prime Group Realty Trust, Prime Group Realty, L.P., Prime Group Realty Services, Inc., The Prime Group, Inc., Prime Group Limited Partnership and Jeffrey A. Patterson.

         Subscription Agreement dated as of November 11, 1997 by and between Prime Group Realty, L.P. and Primestone Investment Partners, L.P.

         Series A Preferred Securities Purchase Agreement dated as of November 11, 1997 among Security Capital Preferred Growth Incorporated, Prime Group Realty Trust and Prime Group Realty, L.P.

         Credit Agreement to be dated as of November 17, 1997 (the "Credit Facility") among Prime Group Realty, L.P., Prime Group Realty Trust, BankBoston, N.A., as agent and the certain financial institutions from time to time parties thereto as lenders (the "Lenders").

         Promissory Notes to be dated November 17, 1997 in the amount of $225,000,000 issued by Prime Group Realty, L.P. to the Lenders.

         Mortgage Security Agreement and Financing Statement to be dated November 17, 1997 by 77 West Wacker Limited Partnership in favor of BankBoston, N.A. as agent for the Lenders.

         Loan Agreement dated as of November 11, 1997 between Prime Group Realty, L.P. and Prudential Securities Credit Corporation relating to the New Mortgage Notes.

         Guaranty dated November 17, 1997 from 77 West Wacker Limited Partnership, enterprise Center I, L.P., Enterprise Center II, L.P., Enterprise Center III, L.P., Enterprise Center IV, L.P., Enterprise Center V, L.P., Enterprise Center VI, L.P., Enterprise Center VII, L.P., Enterprise Center VIII, L.P., Enterprise Center IX, L.P., Enterprise Center X, L.P., Arlington Heights I, L.P., Arlington Heights II, L.P., Arlington Heights III, L.P., East Chicago Enterprise Limited Partnership, Hammond Enterprise Center Limited Partnership, Nashville Office Building I, Ltd., Old Kingston Properties, Ltd., Centre Square II, Ltd., Triad Parking Company, Ltd. in favor of BankBoston, N.A., as agent for the Lenders.

         Right of First Offer Agreement to be dated as of November 17, 1997 between Prime Group Realty, L.P., and The Prime Group, Inc.

         Option Agreement by and between Prime Group Realty, L.P. and 300 N. LaSalle, L.L.C. to be dated as of November 17, 1997.

         Registration Rights Agreement to be dated November 17, 1997 among Prime Group Realty Trust, Prime Group Realty, L.P., The Prime Group, Inc., Primestone Investment Partners L.P. and other investors named therein.


                                      6-1

         Registration Rights Agreement to be dated November 17, 1997 between Prime Group Realty Trust and Security Capital Preferred Growth Incorporated.

         Environmental Remediation and Indemnification Agreement to be dated November 17, 1997 by and between Prime Group Realty, L.P. and The Prime Group, Inc.

         Non-Compete Agreement to be dated November 17, 1997 by and among Prime Group Realty Trust, The Prime Group, Inc. and Michael W. Reschke.

         Tax Indemnification Agreement to be dated November 17, 1997 by and between Prime Group Realty, L.P. and IBD Contributors.

         Tax Indemnification Agreement to be dated November 17, 1997 by and between Prime Group Realty, L.P. and certain of the NAC Contributors.

         Tax Indemnification Agreement to be dated November 17, 1997 by and between The Prime Group, Inc. and Prime Group Realty, L.P.

         Contribution Agreement dated as of October 20, 1997 by and among The Prime Group, Inc., Prime Group Realty, L.P., Prime Group Realty Trust, Narco River Business Center, Narco Tower Road Associates, Olympian Office Center, Tri-State Industrial Park Joint Venture, Carol Stream Industrial Park Joint Venture, Narco Enterprises, Inc., The Nardi Group Ltd., Narco construction Inc., Nardi & Co., Nardi Asset Management, Inc. and Nardi Architectural, Inc.

         Option to Purchase Partnership Interests dated as of June 17, 1994 by and between KILICO Realty Corporation, and The Prime Group, Inc., as amended by that certain First Amendment to Option Purchase Partnership Interests dated as of January 21, 1997 by and between KILICO Realty Corporation and The Prime Group, Inc., as further amended by that certain Second Amendment to Option to Purchase Partnership Interests dated as of July 15, 1997 by and between KILICO Realty Corporation and The Prime Group, Inc.


                                      6-2

LaSalle National Trust, NA, t/u/t 11-1357 dated August 1, 1986; LaSalle National Trust, NA, t/u/t 286-34 dated January 17, 1974; LaSalle National Trust, NA, t/u/t 11-9869 dated October 15, 1995; and LaSalle National Trust, NA, t/u/t 11-2868 dated December 1, 1987.

         Asset Purchase Agreement by and among Continental Offices, Ltd. Continental Offices Ltd. Realty and Prime Group Realty, L.P.

         Amended and Restated Agreement dated as of July 15, 1997 by and among Kemper Investors Life Insurance Company, Federal Kemper Life Assurance Company, KILICO Realty Corporation, FKLA Realty Corporation, KR 77 Fitness Center, Inc., 77 West Wacker Limited Partnership, K/77 Investors Limited Partnership, The Prime Group, Inc., Prime Group Limited Partnership and Prime 77 Fitness Center, Inc.

         Agreement dated as of July 18, 1997 by and among the Prime Group, Inc., KILICO Realty Corporation, KFC Portfolio Corp. and Kemper Investors Life Insurance Company.

         Agreement to Contribute dated as of August 12, 1997 by and between Tucker B. Magid and The Prime Group, Inc.

         Agreement to Contribute dated as of August 12, 1997 by and between Frances S. Shubert and The Prime Group, Inc.

         Option Agreement dated as of August 4, 1997 by and between Lumbermens Mutual Casualty Company and The Prime Group, Inc.

         Agreement for Purchase or Exchange dated June 13, 1997 by and between Sun Annex Partners and Salt Creek Partners, Ltd. and The Prime Group, Inc.

         Assignment and Assumption of Real Estate Purchase and Sale Agreement dated November 16, 1997 by and between The Prime Group, Inc. and 1990 Algonquin Road, L.L.C. and 2010 Algonquin Road, L.L.C.

         Purchase and Sale Agreement dated October 1997, by and between The Mutual Life Insurance Company of New York, a New York mutual life insurance company, and The Prime Group, Inc.

         Contract of Sale dated October 13, 1997 between MGI Properties (formerly known as Mortgage Growth Investors), One Winthrop Square, Boston, Massachusetts 02110 (Seller) and The Prime Group, Inc., 77 West Wacker Limited Partnership (Purchaser).

         Purchase and Sale Agreement and Joint Escrow instructions dated October 1, 1977 by and between Mission Land Company and The Prime Group, Inc.

         All instruments of transfer and conveyance related to the Formation Transactions, including, without limitation, bills of sale, deeds and assignment agreements.

         The loan agreements, mortgages, security agreements, promissory notes and other documents executed by Prime Group Realty Trust and/or its subsidiaries in connection with the Credit Facility.

         The loan agreements, mortgages, security agreements, promissory notes and other documents executed by Prime Group Realty Trust and/or its subsidiaries in connection with the New Mortgage Notes.

         The loan agreements, mortgages, security agreements, promissory notes and other documents executed by Prime Group Realty Trust and/or its subsidiaries in connection with the Primestone Credit Facility.

                                      6-3

         Contract of Sale dated October 13, 1997 between MGI Properties (formerly known as Mortgage Growth Investors), One Winthrop Square, Boston, Massachusetts 02110 (Seller) and The Prime Group, Inc., 77 West Wacker Limited Partnership (Purchaser).

         Purchase and Sale Agreement and Joint Escrow instructions dated October 1, 1977 by and between Mission Land Company and The Prime Group, Inc.

         All instruments of transfer and conveyance related to the Formation Transactions, including, without limitation, bills of sale, deeds and assignment agreements.

         The loan agreements, mortgages, security agreements, promissory notes and other documents executed by Prime Group Realty Trust and/or its subsidiaries in connection with the Credit Facility.

         The loan agreements, mortgages, security agreements, promissory notes and other documents executed by Prime Group Realty Trust and/or its subsidiaries in connection with the New Mortgage Notes.

         The loan agreements, mortgages, security agreements, promissory notes and other documents executed by Prime Group Realty Trust and/or its subsidiaries in connection with the Primestone Credit Facility.

                                      6-4